1 Freeport Announces Plans to Boost U.S. Copper & Molybdenum Production  Significant expansion and modernization program approved for Bagdad, Arizona  Bagdad to become the second-largest U.S. copper producer and a top U.S. molybdenum producer  Bagdad’s long-term cost position expected to benefit from modern technology, automation and economies of scale PHOENIX, AZ, November 4, 2026 – Freeport (NYSE:FCX) announced today that its Board of Directors approved a $4.5 billion expansion and modernization program for its wholly owned Bagdad copper and molybdenum operation in northwest Arizona. The brownfield project is designed to maximize the full potential of the resource and is expected to more than double Bagdad’s mining and milling rates. This investment would increase annual long-term copper production to over 400 million pounds of copper per annum (incremental production of approximately 225 million pounds per annum) and molybdenum production to over 20 million pounds per annum (incremental production of 12 million pounds per annum). Freeport plans to deploy modern technologies, automation and leverage existing operations to improve Bagdad’s long-term cost position and performance. The expansion would position Bagdad as the second-largest copper mine in the United States (U.S.), behind FCX’s Morenci operation, as well as a leading U.S. molybdenum producer and one of the lowest-cost operations in FCX’s U.S. portfolio. Kathleen Quirk, President and Chief Executive Officer, said: “Freeport’s significant resource base provides an attractive portfolio of value-enhancing, organic growth options as we work to meet growing demand for our products. We are pleased to proceed with the Bagdad expansion, an important step in advancing Freeport’s U.S. copper growth strategy. This low-risk brownfield project builds on Bagdad’s substantial reserve base, long operating history, existing infrastructure and experienced workforce to deliver new U.S. copper and molybdenum production and further strengthen Freeport’s position as America’s Copper Champion®.” The Bagdad mine has operated since 1945 and has a current reserve life exceeding 80 years before considering additional mineral resources. In 2025, Bagdad completed its fleet conversion, becoming the first major U.S. mine with a fully autonomous haulage fleet. The expansion will leverage Bagdad’s established operating history and extensive knowledge of the ore body while incorporating modern technology to strengthen Bagdad’s production profile. FCX is advancing engineering, procurement planning and early works to support efficient project execution. Planned capital expenditures will be incorporated into FCX’s updated capital expenditure outlook and classified as discretionary under FCX’s financial policy. Current estimates indicate that approximately 20% of project costs are expected to be funded in 2027, 30-35% in 2028 and the balance in 2029-2030.

{N4163160.1} 2 Capital cost estimates are based on current market conditions. Ongoing inflationary pressures and cost escalation could affect these estimates. Freeport aims to complete the project within current cost estimates and timelines. PROJECT HIGHLIGHTS  Expanded processing capacity to support a large mineral reserve base (2.6 billion metric tons of ore with copper equivalent grade of 0.43%)  New concentrator facilities expected to provide approximately 115,000 tons per day of incremental nameplate processing capacity with potential to increase over time  Supporting infrastructure, including a new primary crusher, overland conveyor, water pipeline, power line, mining equipment and related facilities  Modern technology, including a fully autonomous truck fleet to support efficient increases in mining rates  Expected annual long-term production of over 400 million pounds of copper (approximately 225 million pounds of incremental production) and over 20 million pounds of molybdenum per annum (approximately 12 million pounds of incremental molybdenum production) o Equivalent to incremental growth of approximately 130 thousand tons of copper equivalent per annum based on life of mine  Future incremental capital costs for a new concentrator, mining equipment and expanded infrastructure are expected to approximate $4.5 billion  Construction period of approximately 3.5 years, with initial production targeted in mid-2030  Approximate 20% reduction in long-term unit net cash costs, with anticipated benefits from economies of scale, technology and molybdenum by-product credits  Project break-even economics supported at a copper price of approximately $4.00 per pound ($20 per pound molybdenum) with substantial upside to expected favorable long-term markets  Significant economic benefits for Arizona, including more than 4,000 direct and indirect jobs during construction and thousands of long-term employment opportunities FREEPORT: Foremost in Copper FCX is a leading international metals company with the objective of being foremost in copper. Headquartered in Phoenix, Arizona, FCX operates large, long-lived, geographically diverse assets with significant proven and probable reserves of copper, gold and molybdenum. FCX is one of the world’s largest publicly traded copper producers. FCX’s portfolio of assets includes the Grasberg minerals district in Indonesia, one of the world’s largest copper and gold deposits; and significant operations in the U.S. and South America, including the large-scale Morenci minerals district in Arizona and the Cerro Verde operation in Peru. By supplying responsibly produced copper, FCX is proud to be a positive contributor to the world well beyond its operational boundaries. Additional information about FCX is available on FCX's website at fcx.com. Cautionary Statement: This press release contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to business outlook, strategy, goals or targets; project plans and schedules; ore grades and mining and milling rates;

{N4163160.1} 3 production and sales volumes; unit net cash costs and operating costs; capital expenditures; improvements in operating procedures and technology innovations and applications; development and production activities, rates and costs; future organic growth opportunities and investment decisions; the impact of copper, gold and molybdenum price changes; and mineral reserve and mineral resource estimates. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” "targets," “intends,” “likely,” “will,” “should,” “to be,” “potential," “future,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward- looking statements. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper, gold and molybdenum; changes in market conditions; changes in export duties and tariff rates; production rates; timing of shipments and sales; reduced customer demand or capacity; changes in the terms of arrangements or contracts; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions, including market volatility regarding trade policies and tariff uncertainty; reductions in liquidity and access to capital; timely completion of development projects; changes in mine plans or operational modifications, delays, deferrals or cancellations; weather- and climate-related risks; and other factors described in more detail under the heading “Risk Factors” in FCX's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which are as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. The operational estimates in this press release are subject to further changes upon completion of FCX’s normal quarterly closing process and procedures. # # #